COVID-19 pandemic	6 Months Ended
Jun. 30, 2022
COVID-19 pandemic [Abstract]
COVID-19 pandemic	COVID-19 pandemic
AngloGold Ashanti continues to respond to the evolving COVID-19 pandemic, while contributing to the global effort to stop the spread of the virus and provide public health and economic relief to local communities. Operations continue to implement and strengthen controls on-site and in communities, including facilitating access to vaccines. The Company continues to monitor the pandemic and update guidelines and response plans to ensure preparedness while maintaining programmes for awareness, prevention, surveillance, early detection and control at group and site level.

COVID-19 continues to present challenges in 2022 with absenteeism due to isolation and quarantine requirements as well as some travel restrictions and shortages of critical skills that continue to challenge operations in Argentina, Australia, Brazil and Ghana, albeit at varying levels.